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      As filed with the Securities and Exchange Commission on July 11, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ROSETTA INPHARMATICS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                 91-1770023
(State of incorporation or organization)               (IRS Employer
                                                     Identification No.)

        12040 115TH AVENUE N.E.
               KIRKLAND, WA                                98034
(Address of principal executive offices)                (Zip Code)

If this form relates to the registration     If this form relates to the
of a class of securities pursuant to         registration of a of the class of
Section 12(b) of Exchange Act and is         securities pursuant to Section
effective pursuant to General Instruction    12(g) of the Exchange Act and is
A.(c), check the following box. / /          effective pursuant to General
                                             Instruction A.(d), check the
                                             following box. / /

Securities Act registration statement file number to which this form relates:
333-32780 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                              Name of each exchange on which
 to be so registered                              each class is to be registered
 -------------------                             -------------------------------
        None                                                   None


        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
                         ------------------------------
                                (Title of Class)



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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-32780) (the "FORM S-1 REGISTRATION STATEMENT").

Item 2. EXHIBITS

          The following exhibits are filed as a part of this Registration
Statement:

          1. Specimen certificate for Registrant's Common Stock--incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

          2.1  Certificate of Incorporation--incorporated herein by reference to
               Exhibit 3.3 to the Form S-1 Registration Statement.

          2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the closing of the offering--incorporated herein by reference to Exhibit
               3.2 to the Form S-1 Registration Statement.

          2.3  Amended and Restated Bylaws--incorporated herein by reference to
               Exhibit 3.3 to the Form S-1 Registration Statement.

          2.4 Amended and Restated Bylaws, to take effect upon the closing of the offering--incorporated herein by reference to Exhibit
               3.4 to the Form S-1 Registration Statement.

          2.5 Amended and Restated Investor's Rights Agreement dated March 15, 2000 between the Registrant and certain holders of the Registrant's securities--incorporated herein by reference to
               Exhibit 4.2 to the Form S-1 Registration Statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 11, 2000


                                      /s/ John J. King, II
                                   By:
                                      ------------------------------------------
                                          John J. King, II
                                          Chief Operating Officer


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                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
    1          Specimen certificate for Registrant's Common Stock --
               incorporated herein by reference to Exhibit 4.1 to the Form S-1
               Registration Statement.

    2.1 Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

    2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the closing of the offering -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

    2.3 Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

    2.4 Amended and Restated Bylaws, to take effect upon the closing of the offering -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

    2.5 Amended and Restated Investor's Rights Agreement dated March 15, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to
               Exhibit 4.2 to the Form S-1 Registration Statement.


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